UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 22, 2010

_____________________

NIGHTHAWK RADIOLOGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51786	87-0722777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, 6th Floor Scottsdale, Arizona 85251
(Address of principal executive offices, including zip code)

(480) 822-4429
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01. Changes in Control of Registrant

On December 22, 2010, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) by and among NightHawk Radiology Holdings, Inc., a Delaware corporation (the “Company”), Virtual Radiologic Corporation, a Delaware corporation (“vRad”), and Eagle Merger Sub Corporation (“Merger Sub”), a Delaware corporation and  a  wholly-owned subsidiary  of  vRad,  vRad completed its acquisition of the Company via the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation in the merger and  becoming  a  wholly-owned  subsidiary  of  vRad (the “Merger”).  The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by the Company’s board of directors and its stockholders.  The Company stockholders approved the Merger Agreement at a special meeting of the Company stockholders held on December 22, 2010.

At the effective time and as a result of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by vRad, Merger Sub and their affiliates, stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) was converted into the right to receive $6.50 in cash, without interest. In addition, outstanding options vested in full, were canceled immediately prior to the effective time, and each option holder received, with respect to each canceled option, the amount by which the $6.50 per share merger consideration exceeded the option exercise price, without interest and less any applicable withholding for taxes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, the Company notified the NASDAQ Stock Market on December 22, 2010 that the Merger has been completed, and has been advised that trading of Company common stock on the NASDAQ Global Market will be suspended.  The Company intends to file a certification on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 22, 2010, at the effective time of the Merger, each of Charles Bland, David Engert, Peter Chung, David Brophy and Jeff Terrill, who constituted the board of directors of the Company prior to the Merger (the “Prior Directors”), resigned from their directorships of the Company and from all committees of which they were members.  The resignation of the Prior Directors did not result from any disagreements with the Company regarding any matter related to the Company’s operations, policies or practices.  Immediately following the resignation of the Prior Directors and pursuant to the Merger Agreement, at the effective time of the Merger on December 22, 2010, the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company.  In addition, pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of the Company.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on December 22, 2010, the Certificate of Incorporation of the Company was amended and restated.  Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on December 22, 2010, the bylaws of Merger Sub as in effect at the Effective Time became the bylaws of the Company.  The amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by this reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of the Company was held on December 22, 2010 at 8:00 a.m. Mountain Time at the Company’s headquarters, 4900 N. Scottsdale Road, 6th Floor, Scottsdale, AZ 85251 (the “Special Meeting”).  As of November 11, 2010, the date of record for determining the Company stockholders entitled to vote on the proposals presented at the Special Meeting, there were 24,019,611 shares of Company common stock issued and outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, the holders of 17,104,349 shares of the Company’s issued and outstanding common stock were represented in person or by proxy, constituting a quorum.  The vote results detailed below represent final results as certified by the inspector of elections.

At the Special Meeting, the stockholders of the Company approved the proposal to adopt the Merger Agreement.  The adoption of the Merger Agreement required the affirmative vote of a majority of the outstanding shares of Company common stock.  The sole proposal voted on by the Company’s stockholders was as follows:

To adopt the Merger Agreement:

For	Against	Abstain
16,669,885	426,037	8,427

Section 8 — Other Events

Item 8.01.   Other Events

On December 22, 2010, the Company issued a press release regarding the results of the vote held at the Special Meeting and the closing of the Merger.

A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Section 9 — Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

2.1
Agreement and Plan of Merger by and among NightHawk Radiology Holdings, Inc., Virtual Radiologic Corporation, and Eagle Merger Sub Corporation, dated as of September 26, 2010 (incorporated by reference to Exhibit 2.1 to NightHawk’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2010).

3.1	Certificate of Incorporation of NightHawk Radiology Holdings, Inc.
3.2	Bylaws of NightHawk Radiology Holdings, Inc.
99.1	Press Release issued by NightHawk Radiology Holdings, Inc. and Virtual Radiologic Corporation on December 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NightHawk Radiology Holdings, Inc.

Date: December 22, 2010	By:	/s/ Michael J. Kolar
		Name:	Michael J. Kolar
		Title:	Secretary

EXHIBIT INDEX

2.1
Agreement and Plan of Merger by and among NightHawk Radiology Holdings, Inc., Virtual Radiologic Corporation, and Eagle Merger Sub Corporation, dated as of September 26, 2010 (incorporated by reference to Exhibit 2.1 to NightHawk’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2010).

3.1	Certificate of Incorporation of NightHawk Radiology Holdings, Inc.
3.2	Bylaws of NightHawk Radiology Holdings, Inc.
99.1	Press Release issued by NightHawk Radiology Holdings, Inc. and Virtual Radiologic Corporation on December 22, 2010.